                                                                  EXHIBIT 23.1


                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 1, 1999, except for Note 16, which is as of September 7, 1999, relating to the consolidated financial statements, which appears in the Harris Interactive Inc. Form 424(b)(4) dated December 6, 1999.






PRICEWATERHOUSECOOPERS LLP

Rochester, New York
March 6, 2000